SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement     [ ] Confidential,
                                         For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                      Eaton Vance Municipal Bond Fund L.P.
                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)      Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3)      Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5)      Total fee paid:
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[  ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
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
                      EATON VANCE MUNICIPAL BOND FUND L.P.
                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110

                                                                OCTOBER 22, 1997

Dear Shareholders:

     On Friday, December 12, 1997, a Special Meeting of Partners of Eaton Vance Municipal Bond Fund L.P. (the "Fund") will be held to vote on two important proposals. Adoption of these proposals, which the Fund's Director General Partners have approved and believe are in the best interests of the Fund and its partners, requires approval of the Fund's partners. As a partner, you are entitled to cast one vote for each share that you own.

VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

     YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by December 12, 1997, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by the Fund. Therefore, you, as a partner, ultimately pay for the expenses of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

     The Meeting is called to consider two proposals. The first proposal is to change the Fund from a partnership to a series of a Massachusetts business trust. The series will have the same investment objective and policies as the Fund. The proposed reorganization is intended to simplify the Fund's administrative operations and to relieve Partners of some of the accounting complexities associated with a partnership. This change in structure is also prompted by changes in federal tax laws applicable to partnerships.

     The second proposal is to amend certain fundamental investment restrictions to conform them to current regulatory requirements.

     The matters to be presented to the Meeting are described in detail in the enclosed proxy statement. THE DIRECTOR GENERAL PARTNERS BELIEVE THAT BOTH PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS PARTNERS.



                              Thomas J. Fetter,
                              President


              THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN THE
                           ENCLOSED PROXY CARD TODAY.

                      EATON VANCE MUNICIPAL BOND FUND L.P.
                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110


                      NOTICE OF SPECIAL MEETING OF PARTNERS
                          TO BE HELD DECEMBER 12, 1997

     A Special Meeting of the Partners of Eaton Vance Municipal Bond Fund L.P. (the "Fund") will be held at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts, on December 12, 1997, at 1:00 P.M. (Boston time), for the following purposes:

     1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized from a California limited partnership to a series of a Massachusetts business trust; and

     2. To consider and act upon a proposal to eliminate, reclassify and/or amend certain of the Fund's fundamental investment policies (as set forth in Exhibit B to the accompanying Proxy Statement).

     These proposals are discussed in greater detail in the following pages. The Fund will also consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

     This meeting is called by the Director General Partners pursuant to the Amended and Restated Agreement of Limited Partnership of the Fund. The Director General Partners have fixed the close of business on October 17, 1997, as the record date for the determination of the partners of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

October 22, 1997

                              Alan R. Dynner,
                              Secretary


IMPORTANT -- PARTNERS CAN HELP THE DIRECTOR GENERAL PARTNERS AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO INSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                      EATON VANCE MUNICIPAL BOND FUND L.P.
                  24 FEDERAL STREET BOSTON, MASSACHUSETTS 02110

                                                                October 22, 1997

                                 PROXY STATEMENT
                        FOR A SPECIAL MEETING OF PARTNERS

     A proxy is enclosed with the foregoing Notice of a Special Meeting of the Partners of Eaton Vance Municipal Bond Fund L.P. (the "Fund"), to be held on December 12, 1997, for the benefit of partners who do not expect to be present at the meeting. This proxy is solicited on behalf of the Director General Partners of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's transfer agent, First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123, or by executing and delivering a later dated proxy. Each partner may specify the manner in which he desires his proxy to be voted upon the matters referred to in the proxy; in the absence of such specification, his proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each such matter. This proxy material is being initially mailed to partners (hereinafter referred to as "shareholders") on or about October 22, 1997.

     The Director General Partners have fixed the close of business on October 17, 1997 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of October 17, 1997, the number of shares of partnership interest of the Fund outstanding was . As of October 17, 1997, the following persons owned 5% or more of the outstanding partnership interests of the Fund: ___________. To the knowledge of the Fund, no other person owns (of record or beneficially) more than 5% of its outstanding shares. The Director General Partners and Officers of the Fund, as a group, own less than 1% of the outstanding shares of the Fund as of such date.

     The Director General Partners know of no matter other than those mentioned in Proposals 1 and 2 of the Notice which will be presented at the meeting. If any other matter is properly presented at the meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

                     PROPOSAL 1. TO APPROVE AN AGREEMENT AND
                             PLAN OF REORGANIZATION

     The Fund was formed as a California limited partnership in 1977 in order to take advantage of certain tax benefits available under then existing federal tax laws. As the result of changes to partnership tax law contained in the Taxpayer Relief Act of 1997 which was signed into law on August 5, 1997, these tax benefits will not continue after December 31, 1997. Because of the change to partnership tax treatment and because the limited partnership form involves complex accounting and other procedures for shareholders and the Fund, the Director General Partners have determined that reorganization of the Fund as a series of a Massachusetts business trust would be beneficial to the Fund and its shareholders. The Director General Partners believe that the reorganization would relieve many of the difficulties associated with organization as a limited partnership, and would simplify both the Fund's administration and the personal accounting required of the shareholders of the Fund.

     As part of the review of the merits of reorganization, the Fund has been advised by Brown & Wood, special tax counsel to the Fund, concerning the tax consequences of reorganizing the Fund as a series of a Massachusetts business trust. In sum, it is the advice of special tax counsel that the shareholders of the Fund will not realize gain or loss upon consummation of the reorganization, will have a tax basis in their shares after the reorganization equal to the tax basis in their Fund shares prior to the reorganization (reduced by the liabilities assumed by the successor in the reorganization), and will have a holding period for the shares received in the reorganization that will include the Fund's holding period for those shares. See "Tax Consequences of the Reorganization" below. Having considered the foregoing, the Director General Partners of the Fund have approved a plan whereby all of the assets, liabilities and operations of the Fund would be assumed and carried on by Eaton Vance Municipal Bond Fund (the "Successor Fund"), a series of Eaton Vance Mutual Funds Trust (the "Trust"), a Massachusetts business trust organized in 1984. It is anticipated that the reorganization, if approved by shareholders, will take place at the close of business on December 31, 1997.

     The purpose of the reorganization is to effect a change in the form of organization of the Fund. The net asset value of shares of the Fund will be unaffected by the reorganization. If the changes to the Fund's investment restrictions (as described in Proposal 2) are approved, the investment restrictions of the Successor Fund will be changed similarly; if Proposal 2 is not approved, such restrictions will not be changed. Aside from differences related to its form of organization, the Successor Fund generally will be operated in the same manner as the Fund except that the Successor Fund will offer three classes of shares. See "Series and Classes of Shares of the Trust" below.

                           THE PROPOSED REORGANIZATION

     REASONS FOR THE REORGANIZATION. The Director General Partners of the Fund have concluded that it is desirable to convert the Fund into a series of a Massachusetts business trust because of the changes to partnership tax treatment and in order to simplify the operations and procedures of the Fund. The reorganization will also increase administrative efficiencies in the operation of the Fund and reduce operating expenses by achieving certain economies of scale. Specifically, it is anticipated that the Fund will incur slightly lower registration and legal expenses if it is reorganized as a series of the Trust.

     The Director General Partners also believe that the reorganization will reduce some of the difficulties experienced by the shareholders of the Fund in accounting for their investments and preparing tax returns. The tax accounting required of an owner of shares of a series of a Massachusetts business trust that qualifies as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), such as the Successor Fund, is more simple than the accounting involved in owning shares of a limited partnership. Since income and gains earned by the Successor Fund generally would be taxable to shareholders only when paid to them as a dividend or designated to them as long-term capital gain (as described below) (instead of when earned, as with the Fund), a shareholder in the Successor Fund could determine the amount of income from the Successor Fund he or she must report for tax purposes by referring to the account statements provided whenever a dividend is paid or long-term gain is so designated. Tax information is provided in a Form 1099, which Form is mailed to shareholders annually. (If the reorganization is consummated, the Successor Fund will distribute Form 1099 to shareholders in 1999 for the 1998 tax year.) By contrast, present shareholders of the Fund cannot determine the amount of taxable income and gains allocated to them that must be reported until a Form K-1 is provided by the Fund after the end of the year. Accounting for gains and losses realized upon the sale of shares would also be simplified. A shareholder's tax basis in shares of the Fund reflects each shareholder's portion of the Fund's income, gains or losses and distributions and therefore changes according to the Fund's portfolio transactions and distributions. Currently, such basis can be determined by the shareholder only after receipt of Form K-1, and must be adjusted annually. (If the reorganization is consummated, the Fund will issue a final Form K-1 to shareholders in March 1998.)

     The Director General Partners have considered the possibility of organizing a trust under the laws of other states, including certain states which, by statute, provide limited liability to trust shareholders. The Director General Partners feel, however, that it is in the best interest of shareholders for the Fund to adopt a Massachusetts domicile, largely because the laws of Massachusetts regarding business trusts are the most developed of any state and any potential for shareholder liability is remote (see "Certain Comparative Information About the Fund and the Successor Fund" below). It is expected that some minor additional savings to the Fund may also be realized through administrative efficiencies if all Eaton Vance funds are organized in the same manner. Most Eaton Vance funds are already organized as Massachusetts business trusts or series thereof.

     SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Agreement and Plan of Reorganization (the "Plan") dated October 17, 1997 between the Fund and the Trust. This summary is qualified in its entirety by reference to the Plan itself, which is included as Exhibit A to this Proxy Statement.

     To accomplish the reorganization, the Fund will transfer all of its assets and liabilities to the Successor Fund in exchange for a number of shares of beneficial interest of the Successor Fund equal to the number of shares of partnership interest of the Fund then outstanding. Immediately thereafter the Fund will distribute these shares of the Successor Fund to its shareholders in complete liquidation of the partnership. The number of full and fractional shares owned by each shareholder, and each share's net asset value, will not be changed by this transaction. Instead of owning shares of the Fund, each shareholder will own an equivalent number of shares of the Successor Fund. A favorable vote on this proposal will authorize the Fund, as sole shareholder of the Successor Fund, to approve an investment advisory agreement between the Trust on behalf of the Successor Fund and the Fund's investment adviser, Eaton Vance Management ("EVM"), which will be substantially identical to the advisory agreement in effect for the Fund, to ratify the selection of Deloitte & Touche LLP, the Fund's present auditors, as auditors of the Successor Fund and to adopt the Fund's other existing contractual arrangements for the Successor Fund.

     To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the reorganization by action of the Director General Partners of the Fund or the Trustees of the Trust. No amendment may be made, however, which materially and adversely affects the interests of the shareholders of the Fund. The Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in the Plan, provided that such waiver does not materially and adversely affect the interests of the shareholders of the Fund.

     CONTINUATION OF SHAREHOLDER ACCOUNTS; SHARE CERTIFICATES. The Trust will establish shareholder accounts on the books of the Successor Fund for each shareholder of the Fund. As a Massachusetts business trust, the Trust is not required and does not expect to issue certificates evidencing ownership of the Successor Fund shares. Shareholders of the Fund to whom certificates have been issued will not be required to surrender their certificates in connection with the reorganization. Such certificates will be deemed to be for shares of the Successor Fund. Holders of outstanding Fund certificates would continue to be required to surrender their certificates in order to redeem shares of the Successor Fund.

     EXPENSES. All of the expenses relating to the proposed reorganization will be borne by the Fund and, if the reorganization is consummated, will be assumed by the Successor Fund. It is expected that such expense will approximate $15,000.

     TAX CONSEQUENCES OF THE REORGANIZATION. It is a condition to the consummation of the reorganization that the Fund and the Trust receive on or before the closing date an opinion from Brown & Wood concerning the federal income tax consequences of the reorganization. This opinion will provide, among other things, that no gain or loss will be recognized for federal income tax purposes by the Fund or its shareholders upon (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for shares of the Successor Fund and the assumption by the Successor Fund of the Fund's liabilities or (2) the distribution by the Fund of the shares of the Successor Fund, in liquidation of the Fund, to the shareholders in exchange for their Fund shares. The opinion will further state, among other things, that (i) the federal tax basis of the shares of the Successor Fund to be received by shareholders of the Fund will equal the federal tax basis of their Fund shares prior to the reorganization, reduced by the liabilities assumed by the Successor Fund in the reorganization and (ii) each shareholder's federal tax holding period for his or her Successor Fund shares will include the Fund's holding period for those shares. The reduction in basis which will occur as a result of the Successor Fund's assumption of the Fund's liabilities is the same as the reduction which would occur if the Fund were to pay the liabilities itself.

     There are no adverse tax consequences of the reorganization for the Fund in California or Massachusetts. While the Director General Partners are not aware of any other adverse state or local tax consequences of the proposed reorganization, they have not made any investigation as to such consequences and shareholders may wish to consult their own tax advisers with respect to such matters.

     TAX STATUS OF THE FUND AND THE SUCCESSOR FUND. The Successor Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code. If the Successor Fund so qualifies, it will be governed by different federal tax requirements from those applicable to the Fund as a limited partnership. The Fund, as a limited partnership, is not required to pay taxes at the partnership level. Instead, each shareholder reports his or her allocable share of the Fund's income, gains, losses and expenses for tax purposes each year, and pays taxes on his or her share of Fund income and net realized gains. Expenses of the Fund are generally considered "miscellaneous itemized deductions" under the Code, and that portion of such expenses allocated to a shareholder may be deducted by a shareholder who is an individual, estate or trust only to the extent that such expenses exceed two percent of adjusted gross income. The Successor Fund, on the other hand, will be a separate tax-paying entity (except as described below) which will be required to distribute to shareholders, at least annually, 90% of its investment company taxable income and 90% of its net income from tax-exempt securities, if any, and may distribute or retain (as described below) its net capital gain. "Net capital gain" is the excess, if any, of the Successor Fund's net long-term capital gain over its net short-term capital loss, and "investment company taxable income" includes all taxable income and gains, other than net capital gain, after reduction by deductible expenses. Expenses of the Successor Fund will reduce its taxable and tax-exempt income, and the taxable and tax-exempt income distributed to shareholders without subjecting Successor Fund shareholders to the two percent of adjusted gross income threshold mentioned above that applies to miscellaneous itemized deductions. The income and gains of the Successor Fund generally will not be taxable to its shareholders until distributed to them and will be taxable to the Successor Fund itself if it does not meet the requirements of Subchapter M, which include income qualification, diversification, distribution and other requirements.

     By meeting the conditions of Subchapter M, the Successor Fund would be relieved from federal income tax liability for income and gains distributed to shareholders, but would be subject to federal corporate income tax on any taxable income and gains not distributed to its shareholders. The Successor Fund would be subject to federal corporate income tax and Massachusetts income tax on all its net income and net gains if it failed to qualify under Subchapter M. The Successor Fund could also be subject to a 4% nondeductible federal excise tax if it failed to meet certain other distribution requirements each calendar year. However, because the federal excise tax requires distribution of taxable income, the tax generally will not apply to the Successor Fund which (like the Fund) will invest in municipal obligations and distribute tax-exempt income to its shareholders. It is expected that the Successor Fund will be able to meet the conditions for qualification under Subchapter M and will not be subject to federal or Massachusetts income tax on its investment company taxable income. The requirements of Subchapter M are not expected to affect the Successor Fund's investment operations in any material manner.

     DISTRIBUTIONS FROM THE SUCCESSOR FUND. The Fund has normally declared and paid cash distributions approximately equal to its net income monthly. For tax purposes, these distributions are not taxable to shareholders (who are taxed on their proportionate share of Fund income and gains allocated to them by the Fund for each taxable year), but instead reduce shareholder's tax basis in his or her Fund shares. The Fund did not normally distribute its realized net capital gains.

     As a qualified regulated investment company under Subchapter M, the Successor Fund will distribute for each taxable year substantially all of its tax-exempt income, its investment company taxable income (including net realized short-term capital gain, if any, in excess of net long-term capital loss) and substantially all of its net capital gain. Recent legislation creates additional categories of capital gains taxable at different rates. Although the legislation does not explain how gain in these categories will be taxed to shareholders of RICs, it authorizes regulations applying the new categories of gain and the new rates to sales of securities by RICs. In the absence of guidance, there is some uncertainty as to the manner in which the categories of gain and related rates will be passed through to shareholders in capital gain dividends. Distributions of income by the Successor Fund will be declared daily and paid monthly while distributions of net capital gain, if any, will be made annually (normally in December). Distributions from the Successor Fund generally will be taxable when received (whether or not they are reinvested in additional shares of the Successor Fund), and ordinarily will not affect a shareholder's tax basis in shares already owned. Under a special rule applicable to regulated investment companies, however, certain distributions actually paid in January might be treated as if they were received on the prior December 31st. Shortly after the end of each calendar year, the Trust will send each shareholder a report on Form 1099 showing the amount and character of distributions paid by the Successor Fund to him or her during the year.

     In general, all of the Successor Fund's distributions will be treated as tax-exempt income to its shareholders, except for the portion attributable to its realized net capital gain, which the Successor Fund will designate and shareholders will treat as long-term capital gain, and any portion that represents a return of capital. It is anticipated that Internal Revenue Service guidance permitting categories of gain and related rates to be passed through to shareholders would also require the Successor Fund to designate the amounts of various categories of capital gain income included in capital gain dividends in a written notice sent to shareholders. A return of capital would first reduce a shareholder's basis in shares of the Successor Fund and then, after such basis is reduced to zero, would generally give rise to capital gains. However, the Successor Fund does not anticipate that it would usually pay return of capital distributions. The Successor Fund's losses (if any) and expenses, unlike those of the Fund, will not pass through to shareholders, who consequently will not take them into account on their own tax returns. Instead, such losses and expenses will be taken into account by the Successor Fund in determining the amount of its distributions (any such capital losses could also be carried forward to offset future capital gain distributions).

     REDEMPTIONS OF SHARES. Currently, a Fund shareholder generally recognizes a capital gain to the extent that the cash received upon redemption of Fund shares exceeds his or her tax basis in all the Fund shares held before the redemption. If the cash redemption proceeds do not exceed the shareholder's aggregate tax basis in all Fund shares, his or her basis in any unredeemed Fund shares is reduced by the amount of cash received or a loss may be recognized if such a redemption liquidated the shareholder's entire Fund interest but the cash proceeds were less than the shareholder's predistribution basis. A shareholder's tax basis in Fund shares, however, cannot be determined by the shareholder until the shareholder receives the report of Fund operations on Form K-1 that is provided annually and makes the appropriate annual basis adjustments. For the tax year in which liquidation of the Fund occurs, the Fund will issue a final Form K-1 to each of the Successor Fund shareholders.

     The tax treatment of redemptions of Successor Fund shares is generally less complex than the tax treatment of redemptions of Fund shares, although it differs in many technical aspects. When a shareholder redeems, he or she will recognize a taxable gain or loss at the time of the distribution, in contrast to the treatment of a shareholder in the Fund described above.

      CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE SUCCESSOR FUND

     Because the Successor Fund is a series of a Massachusetts business trust, its operations are governed by the Trust's Declaration of Trust and by-laws (rather than by the Fund's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement")) and by the provisions of Massachusetts law for business trusts rather than by those under California law for limited partnerships. The operations of the Trust (and the Successor Fund) will continue to be subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder. Although it is impractical to note all the differences between the characteristics of a California limited partnership and the characteristics of a Massachusetts business trust, the following is a summary of the more significant differences.

     STRUCTURE OF THE TRUST. The Trust has been established under Massachusetts law as a trust with transferable shares of beneficial interest - commonly known as a "a Massachusetts business trust" - pursuant to a Declaration of Trust dated May 7, 1984. Pursuant to the Declaration of Trust, as amended, Eaton Vance Municipal Bond Fund is established and designated as a series of the Trust. See "Series and Classes of Shares of the Trust" below. Following the reorganization, the Successor Fund will assume and carry on the operations of the Fund.

     TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its Trustees, who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers and duties of the Trustees will be substantially the same as those of the Director General Partners. Five of the seven Trustees of the Trust currently serve as Director General Partners of the Fund. M. Dozier Gardner, Vice Chairman of Eaton Vance Management ("EVM"), and James B. Hawkes, President and Chief Executive Officer of EVM, also serve as Trustees of the Trust. Landon T. Clay, Director General Partner and Chairman of the Fund, holds no position with the Trust. Under the Partnership Agreement, the Director General Partners must be elected by shareholders of the Fund. Trustees of the Trust may be appointed by the existing Trustees of the Trust without shareholder approval under certain circumstances. Certain present officers of the Fund also serve as officers of the Trust and will perform the same functions following the reorganization as they now perform on behalf of the Fund, except that Thomas J. Fetter (President and portfolio manager of the Fund) will be a Vice President of the Trust.

     The Advisor General Partner of the Fund, EVM, will hold no position with the Successor Fund other than that of investment adviser and shareholder. As its principal duty as Advisor General Partner, EVM has agreed to hold at all times at least 1% of the outstanding shares of the Fund in order to meet a federal income tax requirement related to the Fund's classification as a partnership. There is no legal requirement that EVM or any other person maintain an interest in the Successor Fund.

     SERIES AND CLASSES OF SHARES OF THE TRUST. The Trust's Declaration of Trust permits the Trustees to create and issue an unlimited number of series of shares of the Trust, and to create and issue an unlimited number of full or fractional shares of one or more classes of shares within each series. After the reorganization, the Trust will have twelve operating series. Each share of each series or class of the Trust represents an equal proportionate interest with each other share in that series or class, none having priority or preference over another. Each series is a separate entity for tax purposes, eligible to qualify as a separate regulated investment company.

     Immediately after the completion of the reorganization, the shares of the Successor Fund will be divided into three classes of shares. The existing shares of the Successor Fund will be designated "Class I" shares. Class I shares of the Successor Fund will be subject to the same fees and expenses as those of the Fund. Class I shares will be offered to the existing shareholders of the Fund as of December 31, 1997, clients, employees and affiliates of EVM, and certain institutional investors. Two additional classes of shares of the Successor Fund will be offered subject to higher fees and expenses than those of Class I. Additional classes of shares could be offered by the Successor Fund in the future.

     SHAREHOLDER AND TRUSTEE LIABILITY. One area of difference between the two forms of organization is the potential liability of shareholders. Generally, limited partners are not personally liable for obligations of a partnership unless they take part in the control of the business of the partnership. Under the terms of the Partnership Agreement, although the limited partners of the Fund do not have the right to take part in the control of the Fund's business, they may exercise the right to vote on matters requiring approval of shareholders under the 1940 Act and on certain other matters, including amendments to the Partnership Agreement. The California Uniform Limited Partnership Act (the "California Act") provides that the exercise by a limited partner of the right to vote upon matters affecting the basic structure of the partnership, including among others, the election or removal of general partners, the amendment of the partnership agreement, and the sale of all of the assets of the partnership does not constitute taking part in the control of the partnership's business. The California Act, however, does not specifically authorize certain of the voting rights which the Partnership Agreement gives to limited partners, including the right to vote on the approval of an investment advisory contract and the right vote on the approval of the independent accountants. The Fund has been advised by California counsel that although no absolute assurance can be given, the existence or exercise of the voting rights provided in the Partnership Agreement does not subject the limited partners to liability as general partners. It is possible, however, that because of the existence or exercise of such rights the limited partners might be found to be subject to such liability by the courts of another state.

     The contribution of a limited partner may also be subject to the risks of the business of the Fund and the claims of the Fund's creditors if all or any portion of the contribution of a limited partner is returned to the limited partner, upon redemption of his or her shares or otherwise. Specifically the limited partner will remain liable to the Fund in an amount (not in excess of the amount of the limited partner's returned contribution, plus interest) which is equal to the limited partner's proportionate share of the amount necessary in order to discharge any liability of the Fund to creditors who extended credit or whose claims arose before the return of the limited partners contribution, but only to the extent that the assets of the Fund are not sufficient to discharge any such liabilities.

     Although shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the Trust, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer is generally contained in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy and judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond the shareholder's investment because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust's business and the nature of its assets, the Director General Partners believe that the possibility of the Trust's liabilities exceeding its assets, and therefore the risk of personal liability to a shareholder of the Trust, is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Under the Partnership Agreement each partner of the Fund has the right to inspect the Fund's books and records. The Trust's Declaration of Trust does not expressly provide for the examination of the books and records of the Successor Fund by shareholders.

     VOTING RIGHTS. Meetings of the Fund's shareholders may be called by a majority vote of the Director General Partners or by shareholders holding not less than 10% of the outstanding shares of the Fund. At such meetings, shareholders of the Fund have the right to vote on (i) removal or election of a Director General Partner, (ii) the sale of all or substantially all of the assets of the Fund, (iii) any proposed advisory contract or distribution plan,
(iv) the termination of the employment of the Fund's independent accountants or the ratification or rejection of the selection of such accountants, (v) certain material amendments to the Partnership Agreement and (vi) termination of the Fund.

     Successor Fund shareholders have certain rights, as set forth in the Trust's By-laws, to call meetings for any purpose, including for the purpose of voting on the removal of one or more Trustees. The Trust's Declaration of Trust gives Successor Fund shareholders the power to vote on (i) the termination of the Trust or any series or class thereof, except that the Trustees may terminate the Trust or any series or class thereof without shareholder authorization upon a determination that its continuation is not in the best interest of the Trust, such series or class or the shareholders; and (ii) any amendment of the Declaration of Trust, except that amendments to designate or establish any series or class of shares, to change the name of the Trust or any series, to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, do not require authorization by shareholder vote. The sale of all or substantially all of the assets of a series of the Trust does not require shareholder approval.

     Because the Successor Fund, like the Fund, will operate as a diversified series of an open-end investment company registered with the SEC under the 1940 Act, shareholders of the Successor Fund will have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the Successor Fund; changes to the Successor Fund's advisory contract; approval of a distribution plan; ratification of the selection by the Trustees of the auditors for the Successor Fund; and such additional matters relating to the Trust or the Successor Fund as may be required by the 1940 Act, as well as on the items listed above. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Trust for the purpose of electing a Board of Trustees.

                       VOTE REQUIRED TO APPROVE PROPOSAL 1

     Approval of this Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. The Director General Partners have considered the above factors and have determined that the reorganization is in the best interest of the shareholders of the Fund. THE DIRECTOR GENERAL PARTNERS RECOMMEND YOU VOTE IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.


                     PROPOSAL 2. TO APPROVE THE ELIMINATION,
                        RECLASSIFICATION AND AMENDMENT OF
                     CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires a registered investment company like the Fund to have certain specific investment policies which can be changed only by a shareholder vote. Investment companies may also elect to designate other policies which may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this Proxy Statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. In particular, the National Securities Markets Improvement Act of 1996 permits investment companies to eliminate investment restrictions formerly imposed by state securities ("Blue Sky") regulations. Accordingly, the Director General Partners authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental and to eliminate as fundamental any policies which are not required to be fundamental under the positions of the staff of the SEC in interpreting the 1940 Act, in which case, depending on the circumstances, the policy would be reclassified as a nonfundamental policy in the same or a modified form, or eliminated. Nonfundamental policies can be changed by the Director General Partners without shareholder approval. Similar revisions to fundamental restrictions have been approved by other funds advised or administered by EVM and the uniformity of such restrictions will serve to facilitate EVM's compliance efforts.

     This Proposal seeks shareholder approval of changes which are intended to accomplish the foregoing goals. The proposed changes to the fundamental policies are discussed in detail below. Please refer to the changes to the policies as set forth in Exhibit B. By reducing to a minimum those policies which can be changed only by shareholder vote, the Fund would be able to avoid the costs and delay associated with a shareholder meeting and the Directors General Partners believe that the ability of the Fund's investment adviser, EVM, to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased. The numerical references to the Fund's investment restrictions correspond to the numbered paragraphs in Exhibit B. If this Proposal is approved, the restrictions would be reordered.

     The proposed changes will not affect current management of the Fund's portfolio. Moreover, the changes would be made regardless of whether Proposal 1 in this Proxy Statement is approved.

ELIMINATION OF CERTAIN RESTRICTIONS

     The Director  General Partners  propose to delete  Restrictions  (3), (10),
(12), (13) and (15) because such restrictions are not required to be investment restrictions under the 1940 Act and/or the practices referred to therein are otherwise governed by the 1940 Act.

     Restriction (3) concerning pledging the assets of the Fund is being deleted because pledging restrictions were formerly only required by "Blue Sky" law.

     Restriction (10) concerning joint trading is circumscribed by the 1940 Act's provisions on joint transactions.

     Restriction (12) concerning investment in other investment companies prohibits the Fund from investing in securities of other investment companies. Investment in other investment companies is regulated by the 1940 Act (as amended in October 1996) and the current restriction does not contain all of the provisions in the 1940 Act regarding such investments.

     Restriction (13) concerning investment in unseasoned issuers was formerly only required by "Blue Sky" laws.

     Restriction (15) concerns concentration and investing in repurchase agreements. Because the Fund has a fundamental policy of investing 80% of its total assets in Municipal Bonds, the portion of this restriction relating to concentration is unnecessary. As it relates to repurchase agreements, the restriction is more restrictive than necessary under the existing SEC position concerning such investments. As proposed to be revised, new non-fundamental Restriction (14) will provide that the Fund may not invest more than 15% of its net assets in illiquid securities including repurchase agreements maturing in more than 7 days.

AMENDMENT AND RECLASSIFICATION OF CERTAIN RESTRICTIONS

     The Director General Partners also propose that Restrictions (5), (11), and
(14) be amended and reclassified as non-fundamental policies (which could be thereafter changed or eliminated by Director General Partner vote). Each of these restrictions is required under federal law, but is not required to be a fundamental policy of the Fund.

     Restriction (5) prohibits the Fund from making short sales unless the short sale is "against-the-box" (meaning that the Fund could sell a borrowed security provided it owns an equal amount of the same security or securities convertible into that security). As amended, this restriction would be clarified and would permit short selling against-the-box provided that not more than 25% of the Fund's net assets is held as collateral for such sales at any one time. Restriction (11) prohibits investment in an issuer if a Director General Partner or officer of the Fund or director or officer of the Fund's adviser owns 1/2 of 1% or more of an issuer and such ownership together with the ownership interests of other directors, Director General Partners or officers, exceeds 5% of the issuer. As amended, this restriction would be conformed to the uniform policy used by most other funds in the Eaton Vance complex. Restriction
(14) limits investment in restricted securities to not more than 5% of total assets. As amended, this restriction will be consistent with regulatory changes which permit the Fund to investment not more than 15% of its net assets in securities that are not readily marketable (e.g., restricted securities that are not eligible for resale under Rule 144A of the Securities Act of 1933) and repurchase agreements maturing in more than seven days. As revised, this restriction may result in increased exposure to such investments. Because of the absence of any public trading market for these investments it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

     As a result of this proposed reclassification of certain investment restrictions as nonfundamental, a future change in any of these restrictions could be effected by the Director General Partners without shareholder approval if the Director General Partners determined that such change is appropriate and desirable. Except for the changes described above, the Director General Partners have no present intention of amending or eliminating the foregoing restrictions. The Director General Partners believe, however, that this reclassification of restrictions will permit the Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

AMENDMENT OF CERTAIN RESTRICTIONS

     The Director General Partners also propose the amendment of six fundamental policies.

     Restriction (1) concerning diversification of the securities acquired by the Fund will be amended to conform to the 1940 Act diversification requirements, which apply with respect to 75% of the Fund's assets (rather than 100% of assets as under the current policy). Restriction (2) concerning borrowing has been revised to permit borrowing and the issuance of senior securities consistent with the 1940 Act. The positions of staff of the SEC on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as futures transactions. The Fund would like the ability to consider use of new investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed.

     Restriction  (4) concerning  purchase of securities on margin,  Restriction
(6) concerning underwriting securities, Restriction (7) concerning investment in real estate and Restriction (9) concerning loans have been revised for clarity and to be consistent with other funds advised by EVM.

                       VOTE REQUIRED TO APPROVE PROPOSAL 2

     Approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting. The Director General Partners have considered various factors and believe that this Proposal is in the best interests of the Fund's shareholders. If the Proposal is not approved, the Fund's present fundamental restrictions will remain in effect and a shareholder vote would be required before the Fund could engage in activities prohibited by a fundamental restriction. THE DIRECTOR GENERAL PARTNERS RECOMMEND THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION AND AMENDMENT OF THE FUND'S INVESTMENT RESTRICTIONS AS DESCRIBED ABOVE.

                       NOTICE TO BANKS AND BROKER/DEALERS

     The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122, Hingham, MA 02043-9717.

                             ADDITIONAL INFORMATION

     After the reorganization is consummated, shareholders of the Successor Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Mutual Funds Trust, 24 Federal Street, Boston, MA 02110. Proposals must be received in advance of a proxy solicitation to be included and the mere submission of a proposal does not guarantee inclusion in the proxy statement because compliance with certain federal securities law rules must also exist.

     The expense of preparing, printing and mailing this Proxy Statement and enclosures and the cost of soliciting proxies will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph or facsimile by officers of the Fund, by personnel of its investment adviser, EVM, by its transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by EVM's personnel, by its transfer agent, by broker-dealer firms or by a professional solicitation organization, in person, by telephone, by telegraph or by facsimile will be borne by the Fund. A written proxy may be delivered to the Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     All proxy cards solicited by the Director General Partners that are signed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a proposal, it will be voted for the proposal. Abstentions noted on proxy cards will be tallied accordingly, and not as affirmative votes. Broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power with respect to a Proposal) will not be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. In addition, broker non-votes will not be entitled to vote on such Proposal and will not be included in the tally of the number of votes cast in favor of, against or abstained from such Proposal.

     In the event that sufficient votes in favor of any Proposal set forth in the Notice of this meeting are not received by December 12, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies with respect to such Proposal. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. Broker non-votes will not be entitled to vote on any such adjournment and will not be counted for such purpose. Abstentions voted on proxy cards will be tallied accordingly, and not as affirmative votes, with respect to the vote on any such adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     A copy of the Fund's most recent annual report to shareholders may be obtained without charge by contacting the Fund at 24 Federal Street, Boston, MA 02110 (800-225-6265).


                              EATON VANCE MUNICIPAL BOND FUND L.P.


October 22, 1997

                                                                       EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 17th day of October, 1997, between Eaton Vance Municipal Bond Fund L.P. (the "Fund") a limited partnership organized and existing under the Uniform Limited Partnership Act of California, and Eaton Vance Mutual Funds Trust, a Massachusetts business trust (the "Trust") on behalf of Eaton Vance Municipal Bond Fund, a series thereof (the "Successor Fund"), each with principal offices at 24 Federal Street, Boston, Massachusetts 02110.

     1. Plan of Reorganization and Liquidation

     a. The Fund shall assign, sell, convey, transfer and deliver to the Successor Fund at the closing provided for in Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including without limitation all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Trust shall issue and deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of common stock of the Fund then outstanding.

     b. Upon consummation of the transactions described in paragraph (a) of this
Section 1, the Fund shall distribute in complete liquidation and termination to its partners of record, in accordance with the Amended and Restated Agreement of Limited Partnership of the Fund, as of the Closing Date the Successor Fund Shares received by the Fund. Such distribution shall be accomplished by the establishment of an account on the share record books of the Successor Fund in the name of each partner of the Fund representing a number of full and fractional Successor Fund Shares equal to the number of shares of the Fund owned of record by the partner at the Closing Date.

     c. As promptly as practicable after the liquidation of the Fund as aforesaid, the legal existence of the Fund shall be terminated.

     2. Closing and Closing Date. The Closing shall occur at 4:00 p.m. on December 31, 1997 or at such later time and date as the parties may mutually agree (the "Closing Date").

     3. Conditions Precedent. The obligations of the Fund, the Trust and the Successor Fund to effect the transactions contemplated hereunder (the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

     a. All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

     b. Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor

Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the partners of the Fund; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (3) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (4) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (5) no gain or loss will be recognized by the Fund's partners upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (6) the tax basis of the Successor Fund Shares received by the Fund's partners in the transaction will be, for each partner, the same as the tax basis of the shares of the Fund exchanged therefor (reduced by the amount of the liabilities assumed by the Successor Fund in the transaction); and (7) the tax holding period of the Successor Fund Shares received by the Fund's partners will include, for each partner, the Fund's tax holding period for such shares, provided that assets contributed by the Fund to the Successor Fund were held as capital assets in the hands of the Fund on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel;

     c. This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote. All shares of the Fund present and entitled to vote will be voted together as a single class.

     d. The Trust, on behalf of the Successor Fund, shall have entered into an investment advisory contract with Eaton Vance Management, a Transfer Agency Agreement with First Data Investor Services Group and a Custodian Agreement with Investors Bank & Trust Company. Each such agreement shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. Each such agreement shall have been approved by the Board of Trustees of the Trust and, to the extent required by law, by a majority of the Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940.

     e. The Board of Trustees of the Trust, including a majority of those Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund.

     At any time prior to the Closing, any of the foregoing conditions except 3(c) may be waived by the Director General Partners of the Fund or the Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the partners of the Fund.

     4. Amendment. This Agreement may be amended at any time by action of the Director General Partners of the Fund and the Trustees of the Trust, notwithstanding approval thereof by the partners of the Fund, provided that no amendment shall have a material adverse effect on the interests of the partners of the Fund.

     5. Termination. The Director General Partners of the Fund or the Trustees of the Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the partners of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

     6. Limitation of Liability of the Trustees and Shareholders. Copies of the Declaration of Trust of the Trust, as it may be amended from time to time, are on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in such instrument. The obligations assumed by the Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Successor Fund and its assets. None of the other series of the Trust shall be liable for any obligations assumed by the Successor Fund hereunder. No party named herein shall seek satisfaction or any obligation hereunder from the shareholders or any shareholder of the Trust or the Successor Fund. No party named herein shall seek satisfaction or any obligation from the Trustees of the Trust or any individual Trustee.

     7. Certificates. Certificates which have been issued to partners will not be required to be surrendered in connection with the reorganization. Such certificates will be deemed to be for shares of the Successor Fund.

     This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all of such counterparts together shall constitute only one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                        EATON VANCE MUNICIPAL BOND FUND L.P.


Attest:

By:_____________________________    By:______________________________
     Assistant Secretary                President


                                    EATON VANCE MUTUAL FUNDS TRUST
                                    on behalf of Eaton Vance Municipal Bond Fund

Attest:

By:_____________________________    By:______________________________
     Assistant Secretary                Vice President

                                                                       EXHIBIT B



                             INVESTMENT RESTRICTIONS

       [Proposed Additions in Italics and Proposed Deletions in Brackets]


     As a matter of fundamental investment policy, the Fund may not:

     (1) With respect to 75% of its total assets, [purchase the securities (except securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities) of any issuer if as a result of such purchase] invest more than 5% of its total assets (taken at current value) [would be invested] in the securities of [such] any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; [having the same security provisions (without regard to priority of lien). For the purpose of this limitation, (i) project notes of local housing authorities or other obligations secured or backed by agreements between the local issuing authorities and the United States Government or any of its agencies or instrumentalities shall be considered securities guaranteed by the United States Government or its agency or instrumentality, (ii) each government entity, i.e., state, county municipality, each subdivision, agency or instrumentality thereof and each multi-state agency of which each state is a member, is considered a separate issuer, (iii) the Fund shall be entitled to purchase municipal bonds of an issuer without considering as being subject to this limitation the securities of the same issuer held in its portfolio which are to be refunded by such municipal bonds so purchased, and (iv) the determination of the "issuer" of a municipal bond which is not a general obligation bond will be made by the Fund's investment adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such Bond];

     (2) Borrow money or issue senior securities, except as permitted by the 1940 Act [(a) from a bank as a temporary measure for extraordinary or emergency purposes or to facilitate the orderly disposition of portfolio investments to accommodate redemption requests or (b) by entering into reverse repurchase agreements, provided that the Fund's combined borrowings under (a) and (b) do not exceed an amount equal to one-third of the current value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Any such borrowings may be secured or unsecured. The Fund is also authorized to borrow from banks an additional 5% of its total assets for temporary or emergency purposes such as clearances of portfolio transactions and dividend payments. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur];

     (3) [Pledge its assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with investment limitation (2) above. For the purpose of this limitation the deposit of cash, cash equivalents, portfolio securities or other assets in a segregated account with the Fund's custodian, subcustodian or transfer agent in connection with any of the Fund's investment transactions is not considered to be a pledge of assets;]

     (4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial or maintenance margin in connection with futures contacts or related options transactions is not considered the purchase of a security on margin;

     (5)* Make short sales of securities or maintain a short position, unless at all times when a short sale position is open [the Fund either] it owns an equal amount of such securities or [owns] securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time;

     (6) Underwrite or participate in the marketing of securities of others [issued by other persons], except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933 [in selling or disposing of a portfolio security];

     (7) Purchase or sell real estate [in the ordinary course of its business], although [the Fund] it may purchase and sell securities which are secured by real estate [or interests therein, securities for which real estate or interests therein provide a source for payment of principal and interest] and securities of companies which invest or deal in real estate [or interests therein; the Fund reserves the freedom of action to hold, manage (or engage other persons to manage), deal with in any manner, and sell or otherwise dispose of any real estate or interests therein directly or indirectly acquired by the Fund as a result of the ownership of securities];

     (8) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities;

     (9) Make loans to any person [other persons], except by (a) the acquisition of [municipal bonds, money market instruments,] debt instruments [securities and other obligations in which the Fund is authorized to invest in accordance with its investment objective and policies] and making portfolio investments, (b) entering into repurchase agreements, and (c) lending [its] portfolio securities;

     (10) [Participate on a joint or a joint and several basis in any trading account in securities;]

     (11)* Purchase or retain [the] in its portfolio any securities [of any] issued by an issuer [other than the securities of the Fund, if those Director General Partners of the Fund, or those officers and directors of the Fund's] any of whose officers, directors, trustees or security holders is an officer or Director General Partner of the Fund or is a member, officer, director or trustee of any investment adviser of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns [who individually own] beneficially more than 1/2 of 1% of the outstanding shares or securities or both ( all taken at market value) of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities, together own beneficially more than 5% of such [outstanding] shares or securities or both (all taken at market value);

     (12) [Purchase securities issued by any other open-end investment company or trust, except as they may be acquired as a part of a merger, consolidation or requisition of assets;]

     (13) [Invest more than 5% of its total assets (taken at current value) in industrial revenue bonds where the payment of principal and interest thereon is the responsibility of a company (including predecessors) with less than three years operating history unless such bonds are rated at the time of purchase within the three highest grades assigned by a nationally recognized rating service];

     (14)* Invest more than [5%] 15% of its [total] net assets[(taken at market value)] in [securities with legal or contractual restrictions on resale (except for repurchase agreements)] investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purpose of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Director General Partners of the Fund, or their delegate, determine to be liquid; or

     (15) [With respect to portfolio investments other than Municipal Bonds, the Fund will not purchase securities (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the Fund's total assets would be invested in any one industry, nor enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.]





----------------
* This restriction would become nonfundamental if Proposal 2 is approved. Any reference to the Director General Partners of the Fund would be changed to the Trustees of the Trust if Proposal 1 is approved.

EATON VANCE MUNICIPAL                                    THIS PROXY IS SOLICITED
BOND FUND L.P.                                         ON BEHALF OF THE DIRECTOR
                                                                GENERAL PARTNERS

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints Thomas J. Fetter, Alan R. Dynner and Eric G. Woodbury, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of Eaton Vance Municipal Bond Fund L.P. (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Partners to be held on December 12, 1997 at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, commencing at 1:00 P.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters. Note:
This proxy must be returned in order for your shares to be voted.

                                        THE DIRECTOR GENERAL PARTNERS
                                        RECOMMEND A VOTE IN FAVOR OF
                                        ALL MATTERS

                                        -----------------------------------

                                        -----------------------------------


                                        Please sign exactly as your
                                        name or names appear at left.

                                        Dated:
                                               ----------------------------

1.   To approve the Agreement
     and Plan of Reorganization
     set forth as Exhibit A to
     the Proxy Statement.              FOR  AGAINST  ABSTAIN                 1.

2. To approve the revision of certain fundamental investment restrictions as set forth in Exhibit B to the Proxy Statement as follows:

2A.  Amend the restriction
     concerning investing in
     any one issuer.                   FOR  AGAINST  ABSTAIN                 2A.

2B.  Amend the restriction
     concerning borrowing.             FOR  AGAINST  ABSTAIN                 2B.

2C.  Eliminate the restriction
     concerning pledging.              FOR  AGAINST  ABSTAIN                 2C.

2D.  Amend the
     restriction concerning
     purchases on margin.              FOR  AGAINST  ABSTAIN                 2D.

2E.  Reclassify and amend the
     restriction concerning short
     sales.                            FOR  AGAINST  ABSTAIN                 2E.

2F.  Amend the restriction
     concerning underwriting
     securities.                       FOR  AGAINST  ABSTAIN                 2F.

2G.  Amend the restriction
     concerning real estate.           FOR  AGAINST  ABSTAIN                 2G.

2H.  Amend the restriction
     concerning lending.               FOR  AGAINST  ABSTAIN                 2H.

2I.  Eliminate the restriction
     concerning joint trading.         FOR  AGAINST  ABSTAIN                 2I.

2J.  Amend and reclassify the
     restriction concerning investing
     in securities held by affiliates. FOR  AGAINST  ABSTAIN                 2J.

2K.  Eliminate the restriction
     concerning investing in investment
     companies.                        FOR  AGAINST  ABSTAIN                 2K.

2L.  Eliminate the restriction
     concerning unseasoned issuers.    FOR  AGAINST  ABSTAIN                 2L.

2M.  Reclassify and amend the
     restriction concerning
     investing in restricted
     securities.                       FOR  AGAINST  ABSTAIN                 2M.

2N.  Eliminate the restriction
     concerning concentration.         FOR  AGAINST  ABSTAIN                 2N.


AS TO ANY OTHER MATTER UPON WHICH THE LIMITED PARTNERS ARE PERMITTED TO VOTE, SAID ATTORNEYS SHALL VOTE IN ACCORDANCE WITH THEIR JUDGMENT.